UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2022

LEADER CAPITAL HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-56159	37-1853394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2708-09, Metropolis Tower, 10 Metropolis Drive, Hung Hom, Hong Kong
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 3487 6378

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2022, Leader Capital Holdings Corp. (the “Company”) entered into a securities purchase agreement (the “SPA”) with an individual accredited investor (the “Investor”), to issue and sell to the Investor 1,000,000 shares (the “Shares”) of the Company’s restricted common stock, par value $0.0001 per share (“Common Stock”), for a purchase price of $0.30 per share (the “Offering”). The Company issued the Shares to the Investor on November 2, 2022, resulting in $300,000 in aggregate proceeds for the Company.

The SPA contains representations and warranties, covenants and conditions, customary for transactions of this type.

The foregoing description of the SPA does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the form of SPA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by this Item 3.02, the disclosure set forth in Item 1.01 above is incorporated herein by reference. The issuance of the Shares in the Offering will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration (a) under Section 4(a)(2) of the Securities Act, (b) under Rule 504 or Rule 506 of Regulation D under the Securities Act and/or (c) provided by Regulation S of the Securities Act inasmuch as the Investor is not a “U.S. person” (as defined in Rule 902 under the Securities Act) and the requirements of Rule 903 under the Securities Act are otherwise met.

Upon the issuance of the Shares to the Investor on November 2, 2022, the Company had 199,470,825 shares of Common Stock issued and outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEADER CAPITAL HOLDINGS CORP.

Date: November 4, 2022	By:	/s/ Yi-Hsiu Lin
Yi-Hsiu Lin
Chief Executive Officer